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                                                                     EXHIBIT 3.2

  see reverse for                                         CUSIP NO. 78400J 10 0
certain definitions


                                   SATX, INC.

"The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

NUMBER                                                                   SHARES
                              A Nevada Corporation
                         Common Stock - Par Value $.001

This Certifies That

is the owner of

fully paid and non-assessable shares of the Par Value $.001 Common Stock of

                                   SATX, INC.
transferrable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

In Witness Whereof, the corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the corporation.


                                    Dated

                               [CORPORATE
------------------------------   NEVADA   --------------------------------------
         Secretary                SEAL]               President


Countersigned
                    GENERAL SECURITIES TRANSFER AGENCY, INC.
               P.O. Box 3805, Albuquerque, New Mexico 87190-3805


By /s/
   -----------------------------------------------
   Transfer Agent & Registrar Authorized Signature
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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  - as tenants in common   UNIF GIFT MIN ACT - ________ Custodian ______
TEN ENT  - as tenants by the entireties                (Cust)           (Minor)
JT TEN   - as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants       Act ___________________________
           in common                                          (State)

    Additional abbreviations may also be used though not in the above list.

"The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") and are "restricted securities" as that term is defined in Rule 144 under the Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Act or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."

PLEASE INSERT SOCIAL SECURITY OR
          OTHER
 IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------

--------------------------------

  For Value received, _______________________________ hereby sell, assign and transfer unto _________________________________________________________________
                   Please print or typewrite name and address
                     including postal zip code of assignee.

________________________________________________________________________________

________________________________________________________________________________

_____________ Shares of the Common Stock represented by the within Certificate,

and do hereby irrevocably constitute and appoint ______________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

  Dated, ___________________________

                                   Signature __________________________________


Signature Guaranteed:

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES; NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.

________________________________________________________________________________

   NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
     WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.